Supplement dated July 22, 2019
and to the Prospectus dated May 14, 2004 for
MONY Custom Master
Issued by
MONY Life Insurance Company
MONY Variable Account A
And
to the Prospectus dated May 14, 2004 for
The MONY Equity Master
And
to the Prospectus dated May 1, 2002 for
The MONY Custom Estate Master
Issued by
MONY Life Insurance Company
MONY Variable Account L

This Supplement amends certain information contained in your Prospectus. Please read this Supplement carefully and retain it with your Prospectus for future reference.
Effective June 3, 2019, The Dreyfus Corporation has changed its name to BNY Mellon Investment Adviser, Inc. In addition, also effective June 3, 2019, the name of the following fund has changed as set forth below. The fees, investment objectives, investment strategies, investment advisers or subadvisors of the fund did not change as a result of the name changes.

Current Fund Name	New Fund Name
Dreyfus Stock Index Fund, Inc. - Initial Shares	BNY Mellon Stock Index Fund, Inc. - Initial Shares

Your rights and obligations under your contract and your account value will not change as a result of the name changes.
If you have any questions regarding the information provided in this Supplement, please contact your financial representative or call us toll-free at 1-800-487-6669.

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